                                                                  Exhibit 10.15

                                 AMENDMENT NO. 1

                            Dated as of June 22, 1995

                  This AMENDMENT among TRIDEX CORPORATION, a corporation organized under the laws of the State of Connecticut, ITHACA PERIPHERALS INCORPORATED, a corporation organized under the laws of the State of Delaware, ULTIMATE TECHNOLOGY CORPORATION, a corporation organized under the laws of the State of New York, MAGNETEC CORPORATION, a corporation organized under the laws of the State of Connecticut, and CASH BASES INCORPORATED, a corporation organized under the laws of the State of Delaware (collectively, all such corporations being the "Borrowers" and each, individually, a "Borrower"), and FLEET BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America (the "Bank").

                  PRELIMINARY STATEMENT.

                  A. The Borrowers (other than Cash Bases Incorporated) and the Bank have entered into a Credit Agreement dated as of June 17, 1994. Cash Bases Incorporated was added as a "Borrower" under said Credit Agreement as of December 23, 1994 and said Credit Agreement was amended by a letter amendment dated as of March 31, 1995 (as so amended, the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

                  B. The Borrower and the Bank have agreed to amend the Credit Agreement and the Working Capital Note as hereinafter set forth.

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. THE CREDIT AGREEMENT IS, EFFECTIVE AS OF THE DATE HEREOF AND SUBJECT TO THE SATISFACTION OF THE CONDITIONS PRECEDENT SET FORTH IN SECTION 3 HEREOF, HEREBY AMENDED AS FOLLOWS:

                           (a)      The definition of the term "Borrowing Base"
contained in Section 1.1 is amended and restated in full to read as follows:

                           "Borrowing Base" means, as of any date of
                  determination thereof, an amount equal to the sum of (i) 80% of Eligible Receivables, plus (ii) 25% of Eligible Inventory. Unless the Bank shall otherwise determine, the Borrowing Base as of any date shall be the Borrowing Base set forth on the most current Borrowing Base Certificate certified and delivered by a Borrower pursuant to either Section 6.8 or
                  Section 4.2. If, at any time, the Borrowing Base shall exceed the Working Capital Commitment, for purposes of this Agreement the Borrowing Base shall be deemed to be equal to the Working Capital Commitment.



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

                           (b)      The definition of the term "Working Capital
Commitment" contained in Section 1.1 is amended and restated in full to read as follows:

                           "Working Capital Commitment" means the obligation of
                  the Bank to make the Working Capital Loans under this Agreement up to the aggregate principal amount of $4,625,000, subject to Borrowing Base limitations, and as such amount may be reduced or otherwise modified from time to time pursuant to
                  Section 2.7 or otherwise.

                           (c)      The following new definitions are added to
Section 1.1 of the Credit Agreement in proper alphabetical order:

                           "Inventory" means all inventory, now or hereafter
                  owned and wherever located, of the Borrowers, including (without limitation) raw materials, work-in-process, finished goods, supplies and packaging materials.

                           "Eligible Inventory" means, as of any date of
                  determination thereof, all Inventory (valued at the lower of the cost or fair market value on a first-in-first-out basis), but excluding (a) those items that have no use in the current product line of the Borrowers, (b) obsolete items and used parts, (c) those finished goods that are not of merchantable quality in the ordinary course of business, (d) all Inventory in which the Bank does not have a first perfected security interest, subject to no other Lien prior to or on a parity with such security interest, (e) scrap, (f) work-in-process and (g) all other Inventory which is determined by the Bank to be ineligible for any other reason generally accepted in the commercial finance business as a reason for ineligibility. Notwithstanding the preceding sentence, "Eligible Inventory" shall not include any Inventory not located at premises owned by or leased to a Borrower unless such Inventory is in transit (and insured) or such Borrower has made a formal financing statement filing against the consignee of such Inventory and has given any party claiming of record a security interest in such consignee's inventory, or other assets that might include such Inventory, notice of such Borrower's consignment arrangements with such consignee or has taken equivalent protective steps satisfactory to the Bank.

                           (d)      Exhibit G to the Credit Agreement (Form of
Borrowing Base Certificate) is amended and restated in its entirety in the form of Exhibit G to this Amendment.

                           (e)      The definition of the term "Excess Cash
Flow" contained in Section 1.1 is amended and restated in full to read as follows:

                           "Excess Cash Flow" means, for each fiscal year of the
                  Borrowers, the amount by which (i) the aggregate of the net cash provided by operating activities, investing activities and financing activities exceeds (ii) the sum of (A) the aggregate of the net cash used in operating activities, investing activities and financing activities, plus (B) the principal amount outstanding under the Working Capital Note as at the end of such fiscal year, all as determined in accordance with GAAP and as set forth on the Borrowers' consolidated statements of cash flows contained within the annual audited financial statements furnished pursuant to
                  Section 6.8(a).

                           (f)      The Borrowers' address appearing on the
signature page is amended and restated in full to read as follows:

                           Address for Notices:
                           61 Wilton Road
                           Westport, Connecticut  06880
                           Attention:  Richard L. Cote
                           Facsimile No.:  (203) 226-8806

SECTION 2.        AMENDMENTS TO OTHER FACILITY DOCUMENTS.

                           (a)      Working Capital Note.  The Working Capital
Note is amended and restated in its entirety in the form of Schedule 1 hereto.

                           (b)      Security Agreement.  The address of the
principal place of business of Magnetec Corporation set forth in Schedule 1 to the Security Agreement is amended to read: "7 Laser Lane, Wallingford, Connecticut 06492." Ithaca Peripherals Incorporated no longer maintains any assets at 147 Main Street, Groton, New York 13073 or 5500 Main Street, Williamsville, New York 14221, and the references to such locations set forth in
Schedule 1 to the Security Agreement are hereby deleted.

SECTION 3. CONDITIONS OF EFFECTIVENESS. THIS AMENDMENT SHALL BECOME EFFECTIVE WHEN, AND ONLY WHEN, THE BANK SHALL HAVE RECEIVED COUNTERPARTS OF THIS AMENDMENT EXECUTED BY THE BORROWERS AND THE BANK, AND SECTIONS 1 AND 2 HEREOF SHALL BECOME EFFECTIVE WHEN, AND ONLY WHEN, THE BANK SHALL HAVE ADDITIONALLY RECEIVED ALL OF THE FOLLOWING DOCUMENTS, EACH DOCUMENT (UNLESS OTHERWISE INDICATED) BEING DATED THE DATE OF RECEIPT THEREOF BY THE BANK (WHICH DATE SHALL BE THE SAME FOR ALL SUCH DOCUMENTS), IN FORM AND SUBSTANCE SATISFACTORY TO THE
BANK:

                           (a)      The executed Amended and Restated Working
Capital Note in the form of Schedule 1 hereto.

                           (b)      Certified copies of (i) the resolutions of
the Board of Directors of each Borrower approving this Amendment and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the matters contemplated hereby.

                           (c)      A certificate of the Secretary or an
Assistant Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign this Amendment and the other documents to be delivered hereunder.

                           (d)      A favorable opinion of Hinckley, Allen &
Snyder, counsel for the Borrowers, to the effect that this Amendment, and the Amended and Restated Working Capital Note have been duly authorized, executed and delivered by the Borrowers, and such instruments constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers, in accordance with their respective terms, and confirming the opinion of such counsel furnished on June 17, 1994, pursuant to Section 4.1(m) of the Credit Agreement, with references therein to the Credit Agreement to mean the Credit Agreement as amended by this Amendment.

                           (e)      A certificate signed by a duly authorized
officer of each Borrower stating that:

                                    (i) The representations and warranties
                  contained in Section 4 hereof are correct on and as of the date of such certificate as though made on and as of such date, and

                                    (ii) No event has occurred and is continuing
                  which constitutes a Default or Event of Default.



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

SECTION 4.        REPRESENTATIONS AND WARRANTIES OF THE BORROWER.
EACH BORROWER REPRESENTS AND WARRANTS AS FOLLOWS:

                           (a)      Such Borrower is duly incorporated, validly
existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged, and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required.

                           (b)      The execution, delivery and performance by
such Borrower of this Amendment, the Amended and Restated Working Capital Note and the Facility Documents, as amended hereby, to which it is a party have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of its stockholders; (b) contravene its charter or by-laws; (c) violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to such Borrower or any of its Subsidiaries or Affiliates; (d) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected;
(e) result in, or require, the creation or imposition of any Lien , upon or with respect to any of the properties now owned or hereafter acquired by such Borrower; or (f) cause such Borrower (or any Subsidiary or Affiliate, as the case may be) to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

                           (c)      This Amendment, the Amended and Restated
Working Capital Note and each other Facility Document, as amended hereby, to which such Borrower is a party is, or when delivered under this Amendment will be, a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

                           (d)      There are no actions, suits or proceedings
pending or, to the knowledge of such Borrower, threatened, against or affecting such Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties or business of such Borrower or any such Subsidiary or of or the ability of such Borrower to perform its obligation under this Amendment, the Amended and Restated Working Capital Note or any of the other Facility Documents, as amended hereby.

                           (e)      The Security Agreement constitutes valid and
perfected first priority Liens in and to the Collateral covered thereby enforceable against all third parties in all jurisdictions and secure the payment of all obligations of the Borrowers under the Facility Documents, as amended hereby, including all obligations of the Borrower under the Amended and Restated Working Capital Note, and the execution, delivery and performance of this Amendment do not adversely affect the aforesaid Liens of such Security Agreement.

SECTION 5.        REFERENCE TO AND EFFECT ON THE FACILITY DOCUMENTS.

                           (a)      Upon the effectiveness of Sections 1 and 2
hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other Facility Documents to the Credit Agreement and Notes, shall mean and be a reference to the Credit Agreement and Notes as amended hereby.

                           (b)      Except as specifically amended above, the
Credit Agreement and the Notes, and all other Facility Documents, shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Pledge Agreement and all of the Pledged Collateral described therein, the Security Agreement and all of the Collateral described therein, and the Cash Bases Pledge Agreement and all of the Charged Property described therein do and shall continue to secure the payment of all Obligations, in each case as amended hereby.

                           (c)      The execution, delivery and effectiveness of
this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under any of the Facility Documents, nor constitute a waiver of any provision of any of the Facility Documents.

SECTION 6. COSTS, EXPENSES AND TAXES. THE BORROWERS JOINTLY AND SEVERALLY AGREE TO PAY ON DEMAND ALL COSTS AND EXPENSES OF THE BANK IN CONNECTION WITH THE PREPARATION, EXECUTION AND DELIVERY OF THIS AMENDMENT, THE AMENDED AND RESTATED WORKING CAPITAL NOTE AND THE OTHER INSTRUMENTS AND DOCUMENTS TO BE DELIVERED HEREUNDER, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND OUT-OF-POCKET EXPENSES OF COUNSEL FOR THE BANK WITH RESPECT THERETO AND WITH RESPECT TO ADVISING THE BANK AS TO ITS RIGHTS AND RESPONSIBILITIES HEREUNDER AND THEREUNDER. THE BORROWERS FURTHER JOINTLY AND SEVERALLY AGREE TO PAY ON DEMAND ALL COSTS AND EXPENSES, IF ANY (INCLUDING, WITHOUT LIMITATION, REASONABLE COUNSEL FEES AND EXPENSES), IN CONNECTION WITH THE ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF THIS AMENDMENT, THE AMENDED AND RESTATED WORKING CAPITAL NOTE AND THE OTHER INSTRUMENTS AND DOCUMENTS TO BE DELIVERED HEREUNDER, INCLUDING, WITHOUT LIMITATION, REASONABLE COUNSEL FEES AND EXPENSES IN CONNECTION WITH THE ENFORCEMENT OF RIGHTS UNDER THIS SECTION 6. IN ADDITION, THE BORROWERS SHALL PAY ANY AND ALL STAMP AND OTHER TAXES PAYABLE OR DETERMINED TO BE PAYABLE IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AMENDMENT, THE AMENDED AND RESTATED WORKING CAPITAL NOTE AND THE OTHER INSTRUMENTS AND DOCUMENTS TO BE DELIVERED HEREUNDER, AND AGREES TO SAVE THE BANK HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES WITH RESPECT TO OR RESULTING FROM ANY DELAY IN PAYING OR OMISSION TO PAY SUCH TAXES.

SECTION 7. EXECUTION IN COUNTERPARTS. THIS AMENDMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS AND BY DIFFERENT PARTIES HERETO IN SEPARATE COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED AND DELIVERED SHALL BE DEEMED TO BE AN ORIGINAL AND ALL OF WHICH TAKEN TOGETHER SHALL CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                     TRIDEX CORPORATION

                     By___________________________________________________
                            Richard L. Cote, Senior Vice President and
                            Chief Financial Officer


                     ITHACA PERIPHERALS INCORPORATED,
                     ULTIMATE TECHNOLOGY CORPORATION,
                     MAGNETEC CORPORATION

                     By___________________________________________________
                            George T. Crandall
                            Secretary as to each of the above corporations


                     CASH BASES INCORPORATED

                     By___________________________________________________
                            George T. Crandall
                            Treasurer


                     FLEET BANK, NATIONAL ASSOCIATION

                     By___________________________________________________
                            Frederick A. Meagher
                            Vice President

                                    EXHIBIT G

                           BORROWING BASE CERTIFICATE

                                     [DATE]

Fleet Bank, N.A.
263 Tresser Boulevard
Stamford, CT  06901
ATTN:  Frederick A. Meagher

Ladies and Gentlemen:

                  The undersigned hereby certifies that the following computations of the Borrowing Base, as defined in the Credit Agreement, dated as of June 17, 1994, among the undersigned, and Fleet Bank, N.A. are true and
correct as of [                 ].

          TOTAL RECEIVABLES                                                              $_________

          LESS:

                  Customary Reserves                                                    ($_________)
                  Unearned Customer Deposits                                            ($_________)
                  Taxes                                                                 ($_________)
                  Trade or Other Documents                                              ($_________)
                  Discounts                                                             ($_________)
                  Claims, Credits or Returns                                            ($_________)
                  Rebates, Allowances or Setoffs                                        ($_________)
                  Unpaid more than 90 days                                              ($_________)
                  Not Absolute Sale, Consignment, etc.                                  ($_________)
                  Evidenced by Chattel Paper or Instrument                              ($_________)
                  Ineligible Account Debtor                                             ($_________)
                  Uncollectable                                                         ($_________)
                  Incomplete Performance                                                ($_________)
                  Subject to Defenses                                                   ($_________)
                  Not Evidenced by an Invoice                                           ($_________)
                  From a Borrower or Affiliate                                          ($_________)
                  Not Assignable                                                        ($_________)
                  Foreign                                                               ($_________)
                  Advance Billings                                                      ($_________)
                  Nonconformance with Reps and Warranties                               ($_________)
                  Not a First Perfected Security  Interest                              ($_________)
                  Not Denominated in Dollars                                            ($_________)
                  Account Debtor Past Due on Too Many Receivables                       ($_________)

                  Account Debtor Exceeds Concentration Allowance                        ($_________)
                  Account Debtor Has Disputed Liability                                 ($_________)
                  Other Ineligible                                                      ($_________)
          TOTAL Ineligible Receivables                                                  ($_________)

          TOTAL Eligible Receivables                                                  US $_________ A

          TOTAL INVENTORY                                                                $_________

          LESS:                                                                         ($_________)

          Not in current product line                                                   ($_________)
          Obsolete or used                                                              ($_________)
          Not merchantable                                                              ($_________)
          Not First Perfected                                                           ($_________)
          Scrap                                                                         ($_________)
          Work-in-Process                                                               ($_________)
          Other Ineligible

          TOTAL Ineligible Inventory                                                    ($_________)

          TOTAL Eligible Inventory                                                    US $_________ B

          Borrowing Base [A x 80% + B x 25%]                                          US $_________ C

          TOTAL Working Capital Commitment                                            US $_________ D

          Lesser of Borrowing Base (C) and Commitment (D)                             US $_________ E

          Less:

                  Working Capital Loans Outstanding under Credit Agreement              ($_________) F

                  F/E Credits                                                           ($_________) G

          TOTAL Unused portion of Borrowing Base as of _____________ (E minus         US $_________
                  (F plus G))

                  The undersigned further certifies and warrants that no Default or Event of Default is existing as of the date of this Certificate.


                       [TRIDEX CORPORATION,]
                       [ITHACA PERIPHERALS INCORPORATED,]
                       [ULTIMATE TECHNOLOGY CORPORATION,]
                       [MAGNETEC CORPORATION]
                       [CASH BASES INCORPORATED]

                       By_____________________________________
                         Name:
                         Title:

                                   SCHEDULE 1

                                                           WORKING CAPITAL NOTE



                      AMENDED AND RESTATED PROMISSORY NOTE


$4,625,000                                             Stamford, Connecticut
                                                              June ___, 1995


                  For value received, TRIDEX CORPORATION, ITHACA PERIPHERALS INCORPORATED, ULTIMATE TECHNOLOGY CORPORATION, CASH BASES INCORPORATED and MAGNETEC CORPORATION (each, a "Borrower" and collectively, the "Borrowers"), hereby promise, jointly and severally, to pay to the order of FLEET BANK, NATIONAL ASSOCIATION (the "Bank") at the principal office of the Bank, at One Constitution Plaza, Hartford, Connecticut 06115, for the account of the appropriate Lending Office of the Bank, the principal sum of FOUR MILLION SIX HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($4,625,000) or, if less, the amount of Working Capital Loans made by the Bank to the Borrowers pursuant to the Credit Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in said Credit Agreement. The Borrowers also promise to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement referred to below, on the date(s) and in the manner provided in said Credit Agreement.

                  The date and amount of each Working Capital Loan made by the Bank to the Borrowers under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), endorsed by the Bank on the schedule attached hereto or any continuation thereof.

                  This is the Working Capital Note referred to in that certain Credit Agreement (as amended from time to time the "Credit Agreement") dated of even date herewith among the Borrowers and the Bank and evidences the Working Capital Loans made by the Bank thereunder. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

                  The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

                  Each Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

                  This Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut.

                  This Note amends and restates in its entirety a certain Promissory Note, dated June 17, 1994, from the Borrowers to the Bank, in the original principal amount of Four Million Dollars ($4,000,000) (the "Existing Note"). Upon the execution and delivery of this Note, this Note shall replace the Existing Note and shall immediately evidence all outstanding indebtedness under the Existing Note. The Borrowers and the Bank hereby agree that the indebtedness embodied in and evidenced by this Note is the same indebtedness embodied in and evidenced by the Existing Note, as increased as provided herein, and that such indebtedness is a continuing obligation of the Borrowers to the Bank, and has been and continues to be fully enforceable, absolute and in existence.


                       TRIDEX CORPORATION

                       By______________________________________________
                         Richard L. Cote, Senior Vice President and
                         Chief Financial Officer


                       ITHACA PERIPHERALS INCORPORATED,
                       ULTIMATE TECHNOLOGY CORPORATION,
                       MAGNETEC CORPORATION

                       By______________________________________________
                         George T. Crandall
                         Secretary as to each of the above corporations


                       CASH BASES INCORPORATED

                       By______________________________________________
                         George T. Crandall
                         Treasurer

                        Amount                 Amount of               Balance              Notation
     Date               of Loan                 Payment              Outstanding               By
     ----               -------                ---------             -----------            --------

